SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): February 10, 1994


                            AMERICA WEST AIRLINES, INC.
               (Exact name of registrant as specified in its charter)

      Delaware
      (State of Incorporation)

      1-10140                         86-0418245
      (Commission File No.)      (I.R.S. Employer Identification No.)

                                 51 W. Third Street
                               Tempe, Arizona  85281
            (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code:  (602) 693-0800

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      Item 5.     Other Events.

        On February 10, 1994, America West issued the press release, attached hereto as an exhibit, reporting that it had filed a motion with the U.S. Bankruptcy Court to prohibit the sale or other transfer of any general unsecured claims, debentures or shares of any class of stock.


      Item 7.     Financial Statements and Exhibits.

        (c)  Exhibits.

                     Exhibit No.     Description

                         99          Press Release of the Company dated
                                     February 10, 1994

                                     SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICA WEST AIRLINES, INC.


   Date: February 11, 1994               By /s/ A. E. Frei
                                             Alphonse E. Frei
                                             Senior Vice President-Finance